UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	December 3, 2018

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 7.01    Regulation FD Disclosure.

On December 3, 2018, Patrick Industries, Inc. (the "Company") announced the completion of the acquisition of Arran Isle, Inc. and subsidiaries, including its LaSalle Bristol operations (collectively, “LaSalle Bristol”) from Arran Isle Limited. LaSalle Bristol is a supplier of plumbing, flooring, tile, lighting, air handling, and building products to the manufactured housing, recreational vehicle, and industrial markets.

    LaSalle Bristol is headquartered in Elkhart, Indiana and operates a nationwide network of 11 distribution centers, one manufacturing facility, and three combined manufacturing facilities and distribution centers. The purchase price was approximately $54 million, which was funded under the Company's credit facility. LaSalle Bristol’s trailing 12-months revenue through October 2018 was approximately $230 million, and the Company expects the acquisition to be immediately accretive to net income per share.

The acquisition of LaSalle Bristol included the acquisition of accounts receivable, inventory, prepaid expenses, real estate, and machinery and equipment. LaSalle Bristol will continue to operate on a stand-alone basis under its brand names in its existing facilities.

On December 3, 2018, the Company issued a press release (the "Press Release") related to the information set forth under Item 7.01 of this Report. A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information referenced pursuant to Item 7.01, "Regulation FD Disclosure," in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press Release issued December 3, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: December 3, 2018	By:	/s/ Joshua A. Boone
Joshua A. Boone
Vice President - Finance and Chief Financial Officer